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                                                                 EXHIBIT 10.19.1

                                SECOND AMENDMENT

                                       to

                                CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment"), dated as of August 20, 1999 among FELCOR LODGING TRUST INCORPORATED, a Maryland corporation (f/k/a FelCor Suite Hotels, Inc.) ("FelCor") and FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership (f/k/a FelCor Suites Limited Partnership) ("FelCor LP" and collectively with FelCor, the "Borrower"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, that certain Fourth Amended and Restated Credit Agreement, dated as of July 1, 1998, among Borrower, the financial institutions party thereto, and the Administrative Agent provides for the making of certain loans to Borrower up to an aggregate principal amount of $1,100,000,000 (the "Credit Agreement");

         WHEREAS, pursuant to that certain First Amendment to the Credit Agreement and the Loan Agreement ("First Amendment"), dated as of May 17, 1999 among the parties hereto, the parties modified the defined term "Unencumbered" in the Credit Agreement;

         WHEREAS, the parties hereto desire to cancel the amendments made by the First Amendment and to modify the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement is amended as follows:

         1. The First Amendment is hereby canceled and shall have no force or effect. All amendments set forth in the First Amendment are hereby declared void and the terms of the Credit Agreement are hereby restored to the terms in effect immediately prior to the adoption of the First Amendment, but with such amendments and modifications thereto as are set forth elsewhere herein.



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         2. Under Section 1.1 of the Credit Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                 "`Disqualified Stock' shall mean any class or series of Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Final Maturity Date of the Loans, (ii) redeemable at the option of the holder of such class or series of Stock at any time prior to the Final Maturity Date of the Loans, or
            (iii) convertible into or exchangeable for Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Final Maturity Date of the Loans."

         3. Under Section 1.1 of the Credit Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                 "`Indenture' means that certain Indenture dated as of October
            1, 1997, as amended to date and as may be amended, modified, or supplemented from time to time, among FelCor Suites Limited Partnership (predecessor in interest to FelCor LP) as issuer, various Borrower affiliates as guarantors, and SunTrust Bank, Atlanta, as trustee providing for the initial issuance of up to $175,000,000 aggregate principal amount of 7-3/8% senior notes due 2004 and $125,000,000 aggregate principal amount of 7-5/8% senior notes due 2007."

         4. Under the definition of "Permitted Liens" in Section 1.1 of the Credit Agreement, the word "and" preceding clause (c) thereof is hereby deleted and there is hereby added thereto a new clause (d) which shall read as follows:

            "and (d) Liens secured by collateral similar in type to the collateral securing the Pledge Agreement (but not the Collateral, as defined in and pledged under the Pledge Agreement) and securing on an equal and ratable basis the Loans and any other Indebtedness."

         5. Under Section 1.1 of the Credit Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                 "'Pledge Agreement' means that certain Pledge and Security
            Agreement entered into in connection with the $375,000,000 Loan Agreement, dated as of April 1, 1999, between Borrower and Chase as the Administrative Agent (the "Loan Agreement"), under which ownership interests in certain entities of or affiliated with the Borrower (as set forth in the Pledge Agreement) are pledged under certain circumstances as collateral for, inter alia, the Loans, as such Pledge Agreement may be amended, modified or supplemented from time to time."

         6. Under the definition of the term "Recourse Secured Indebtedness" in
Section 1.1 of the Credit Agreement, the following parenthetical phrase is hereby added in clause (A)(x) after the word "Lien":



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             "(other than a Permitted Lien or in connection with the Pledge
             Agreement)"

         7. Under the definition of the term "Stock" in Section 1.1 of the Credit Agreement, the period at the end of the sentence is hereby deleted and the following is hereby substituted in place thereof:

             "and limited liability company interests."

         8.  Under the definition of the term "Total Secured Indebtedness" in
Section 1.1 of the Credit Agreement, the following parenthetical phrase is hereby added after the words "or other encumbrance":

             "(other than a Permitted Lien or in connection with the Pledge Agreement)"

         9. Under the definition of the term "Unencumbered" in Section 1.1 of the Credit Agreement, the last parenthetical phrase in paragraph (c) is hereby deleted in its entirety and the following is hereby substituted in place thereof:

             "(other than pursuant to an "equal and ratable" clause contained in any agreement governing Indebtedness)."

         10. Under the definition of the term "Unencumbered" in Section 1.1 of the Credit Agreement, the last paragraph thereof is hereby deleted in its entirety and the following is hereby substituted in place thereof:

             "For the purposes of this Agreement, any Joint Venture Hotel or Hotel owned by the Borrower, or a Subsidiary of the Borrower shall not be deemed to be Unencumbered unless both (i) such Hotel and
             (ii) all Stock owned directly or indirectly by either FelCor or FelCor LP in the entity that owns such Hotel is Unencumbered (other than by a Permitted Lien or in connection with the Pledge Agreement)."

         11. Under Section 1.1 of the Credit Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                 "`Unsecured Indebtedness' of any Person means any Indebtedness of such Person not required to be included in the computation of Total Secured Indebtedness of such Person."

         12. Under the definition of the term "Total Value" in Section 1.1 of the Credit Agreement, paragraph (B) thereof is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                 "(B) for Hotels owned or leased pursuant to a Qualified Lease by Borrower (or any Subsidiary or Unconsolidated Entity of Borrower) (x) for less than four (4) fiscal Quarters and for which the Borrower (or




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             any Subsidiary or Unconsolidated Entity of Borrower) does not have, or is not able to reasonably obtain, trailing four quarter audited financial information or (y) which the Borrower has designated as a Refurbishment Hotel, in each such case 95% of the Borrower's Investment in such Hotels (provided that if the Allerton Hotel is designated as a Refurbishment Hotel, then such Hotel shall be valued at 85% of the Borrower's Investment in such Hotel); plus"

         13. Under the definition of the term "Unsecured Interest Expense" in
Section 1.1 of the Credit Agreement, the term "unsecured Indebtedness" as used therein is hereby deleted wherever used and the term "Unsecured Indebtedness" is hereby substituted in place thereof.

         14. Under Section 6.11 of the Credit Agreement, there is hereby added to the end of subsection (a) of such section a new clause which shall read as follows:

             "provided, however, that for purposes of this subparagraph (a) of this paragraph 6.11 only, "Reporting Operating Lessees" and "Requested Operating Lessee" shall not include Bristol."

         15. Under Section 6.11 of the Credit Agreement, there is hereby added to the end of subsection (b) of such section a new clause, which shall read as follows:

             "provided, however, that for purposes of this subparagraph (b) of this paragraph 6.11 only, "Reporting Operating Lessees" shall not include Bristol."

         16. Under Section 7.2 of the Credit Agreement, there is hereby deleted from such section the second sentence thereof in its entirety, and there is hereby added to the end of the first sentence a new clause which shall read as follows:

             "except to the extent that the aggregate value of any Hotels owned or leased by the Borrower (directly or indirectly) which are not leased to an Operating Lessee, managed by a Manager, and operated pursuant to and with the benefit of a License does not exceed 10% of Total Value."

         17. Section 7.4 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

             7.4 "Restricted Payments. The Borrower, unless otherwise required in order to maintain FelCor's status as a real estate investment trust in accordance with the written advice of independent counsel to the Borrower, shall not, and shall not permit its Subsidiaries to declare or authorize any dividend payment or other distribution (such dividend or distribution shall be deemed made when so declared or authorized) of assets, properties, cash, rights, obligations or securities (other than the Bristol Distribution and distributions of Stock or Stock Equivalents, exclusive of Disqualified Stock) on account or in respect of any of its



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             Stock or Stock Equivalents or any payment (whether in Disqualified
             Stock, Indebtedness, cash or other assets), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Stock or Stock Equivalents (collectively, "Restricted Payments"); provided, that, notwithstanding the foregoing, (i) any Subsidiary may make Restricted Payments, directly or indirectly, to the Borrower or any Guarantor; (ii) any non-wholly owned Subsidiary of the Borrower may make Restricted Payments to the holders of its Stock or Stock Equivalents generally, so long as the Borrower or its respective Subsidiary which owns the Stock or Stock Equivalents in the Subsidiary paying such Restricted Payments receives at least its proportionate share thereof (based upon its relative economic holding of equity interest in the Subsidiary paying such Restricted Payments and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto), and (iii) the Borrower or any Subsidiary may make payments to purchase Stock or Stock Equivalents of any non-wholly owned Subsidiary. In addition, in any Fiscal Quarter the Borrower may make Restricted Payments which, when added to Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, do not exceed an aggregate amount equal to the lesser of 85% of the consolidated Adjusted Funds From Operations and 100% of the Free Cash Flow of the Borrower in each case for the immediately preceding four consecutive Fiscal Quarters; provided further, that, in addition to the Restricted Payments permitted above, the Borrower may purchase, redeem or acquire Stock or Stock Equivalents of the Borrower in an amount of up to $50,000,000.00 plus net proceeds (including the fair market value of any property received) of any issuance of Stock or Stock Equivalents (other than Disqualified Stock) of the Borrower subsequent to June 30, 1999."

         18. The Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) are in full force and effect without default thereunder by Borrower and all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are hereby restated as if the same were made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date).

         19. If there shall be any inconsistencies between the terms, covenants, conditions and provisions set forth in the Credit Agreement, and the terms, covenants, conditions and provisions set forth in this Second Amendment, then, the terms, covenants, conditions and provisions of this Second Amendment shall prevail. Whenever possible, the provisions of this Second Amendment shall be deemed supplemental to and not in derogation of the terms of the Credit Agreement and any documents relating thereto.



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         20. Each party hereto hereby confirms and ratifies all of the terms and provisions of the Credit Agreement as amended by this Second Amendment. Except as expressly amended hereby, all of the terms of the Credit Agreement shall remain in full force and effect.

         21. Each party hereto represents, warrants and covenants that such party (and the undersigned representative of such party) has full power, authority and legal right to execute this Second Amendment and to keep and observe all of the terms of this Second Amendment and the Credit Agreement on such party's part to be observed and performed.

         22. If any term, covenant or condition of this Second Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Second Amendment shall be construed without such provision.

         23. This Second Amendment shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of and be enforceable by the Administrative Agent under the Credit Agreement and its successors and assigns; provided that no Borrower may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. THIS SECOND AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF
LAWS).

         24. This Second Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.




                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]




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         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                            FELCOR LODGING TRUST INCORPORATED,
                                            a Maryland corporation


                                            By: /s/ LAWRENCE D. ROBINSON
                                               ---------------------------------
                                               Name:  Lawrence D. Robinson
                                               Title: Senior Vice President




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                                    FELCOR LODGING LIMITED PARTNERSHIP, a
                                    Delaware limited partnership

                                    By: FELCOR LODGING TRUST INCORPORATED, a
                                        Maryland corporation, its sole general
                                        partner


                                        By: /s/ LAWRENCE D. ROBINSON
                                           -------------------------------------
                                           Name:  Lawrence D. Robinson
                                           Title: Senior Vice President





                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                                    Signature for Credit Agreement



                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By: /s/ ALAN BREINDEL
                                       --------------------------------
                                    Name: Alan Breindel
                                    Title: Managing Director



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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